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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8—K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 2001

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-20800 (Commission File Number)	91-1572822 (I.R.S. Employer Identification No.)
111 North Wall Street, Spokane, Washington 99201 (Address of principal executive offices) (Zip Code)
(509) 458-3711 (Registrant's telephone number, including area code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

    On September 28, 2001, Sterling Financial Corporation, a Washington corporation ("Sterling"), issued a press release reporting the completion of its merger with Source Capital Corporation. The press release is attached as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits.

  (c)
  Exhibits.

  99.1
  Press Release, dated as of September 28, 2001, reporting completion of merger between Sterling Financial Corporation and Source Capital Corporation.

S I G N A T U R E

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION (Registrant)

October 8, 2001 Date	By:	/s/ WILLIAM R. BASOM William R. Basom Vice President, Treasurer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release

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